Ex. 99.28(m)(1)(vi)

Amendment to JNL Series Trust

Amended and Restated Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Amended and Restated Distribution Plan, as amended (the “Plan”).

Whereas, the Plan was adopted on July 1, 2017 by the Trust on behalf of the funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) eight new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”), (ii) mergers for 19 Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and collectively, the “Merged Funds”), and (iii) fund name changes for eight Funds of the Trust (the “Fund Name Changes”), as outlined below, effective April 26, 2021:

New Funds

1)	JNL Bond Index Fund;

2)	JNL Emerging Markets Index Fund;

3)	JNL International Index Fund;

4)	JNL Mid Cap Index Fund;

5)	JNL Small Cap Index Fund;

6)	JNL/American Funds® Bond Fund of America Fund;

7)	JNL/Baillie Gifford U.S. Equity Growth Fund; and

8)	JNL/Morningstar PitchBook Listed Private Equity Index Fund.

Merged Funds

1)	JNL/AQR Large Cap Relaxed Constraint Equity Fund;

2)	JNL/AQR Managed Futures Strategy Fund;

3)	JNL/Boston Partners Global Long Short Equity Fund;

4)	JNL/DFA Growth Allocation Fund;

5)	JNL/DFA Moderate Growth Allocation Fund;

6)	JNL/Franklin Templeton International Small Cap Fund;

7)	JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/Goldman Sachs International 5 Fund;

10)	JNL/Goldman Sachs Intrinsic Value Fund;

11)	JNL/Goldman Sachs Total Yield Fund;

12)	JNL/Mellon Index 5 Fund;

13)	JNL/PPM America Small Cap Value Fund;

14)	JNL/RAFI® Fundamental Asia Developed Fund;

15)	JNL/RAFI® Fundamental Europe Fund;

16)	JNL/Vanguard Capital Growth Fund;

17)	JNL/Vanguard Global Bond Market Index Fund;

18)	JNL/Vanguard International Stock Market Index Fund; and

19)	JNL/Vanguard Small Company Growth Fund.

Fund Name Changes

1)	JNL/American Funds® Blue Chip Income and Growth Fund change to JNL/American Funds® Washington Mutual Investors Fund;

2)	JNL/First State Global Infrastructure Fund change to JNL/First Sentier Global Infrastructure Fund;

3)	JNL/Invesco Global Real Estate Fund change to JNL/WMC Global Real Estate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/JPMorgan Growth & Income Fund change to JNL/JPMorgan U.S. Value Fund;

5)	JNL/Mellon MSCI World Index Fund change to JNL/Mellon World Index Fund;

6)	JNL/Vanguard Equity Income Fund change to JNL/WMC Equity Income Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board);

7)	JNL/Vanguard International Fund change to JNL/Baillie Gifford International Growth Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board); and

8)	JNL/Vanguard U.S. Stock Market Index Fund change to JNL/Mellon U.S. Stock Market Index Fund (in connection with the conversion from a Fund of Funds to a sub-advised index fund, as approved by the Board).

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each new fund and each new fund’s respective 12b-1 fees, to remove the merged funds and each merged fund’s respective 12b-1 fees, and to update the names of certain funds, effective April 26, 2021.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated April 26, 2021, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective April 26, 2021.

JNL Series Trust
By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated April 26, 2021

Funds	Class	Maximum 12b-1 Fee [1]
JNL Bond Index Fund	Class I	None
JNL Emerging Markets Index Fund	Class I	None
JNL International Index Fund	Class I	None
JNL Mid Cap Index Fund	Class I	None
JNL Small Cap Index Fund	Class I	None
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Bond Fund of America Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Capital World Bond Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL iShares Tactical Growth Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Growth Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None

A-1

Funds	Class	Maximum 12b-1 Fee [1]
JNL/American Funds® Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/Baillie Gifford International Growth Fund	Class A Class I	0.30% None
JNL/Baillie Gifford U.S. Equity Growth Fund	Class A Class I	0.30% None
JNL/BlackRock Advantage International Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First Sentier Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None

A-2

Funds	Class	Maximum 12b-1 Fee [1]
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None
JNL/Invesco Global Growth Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Value Fund	Class A Class I	0.30% None
JNL/Lazard International Strategic Equity Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Equity Income Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None

A-3

Funds	Class	Maximum 12b-1 Fee [1]
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Mellon World Index Fund	Class A Class I	0.30% None
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Equity Income Fund	Class A Class I	0.30% None
JNL/WMC Global Real Estate Fund	Class A Class I	0.30% None

A-4

Funds	Class	Maximum 12b-1 Fee [1]
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None

_______________________________________________________________________________

1 As a percentage of the average daily net assets attributable to the specified class of shares.

A-5